Exhibit 99.1

Armstrong World Industries Investor Day 2014 May 21, 2014
Safe Harbor Statement This presentation consists of this slide deck and the associated remarks and comments, all of which are integrally related, are intended to be presented and understood together. Our disclosures in this presentation, including without limitation, those relating to guidance, future operating or financial performance, including, without limitation, the building products "mid-cycle" outlook and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the "Risk Factors" and "Management's Discussion and Analysis" sections of our recent reports on Forms 10-K and 10-Q filed with the SEC. As a result, our actual results may differ materially from our expected results and from those expressed in our forward- looking statements. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. The information in this presentation is only effective as of the date given, May 21, 2014, and is subject to change. Any distribution of this presentation after May 21, 2014 is not intended and will not be construed as updating or confirming such information. In addition, we will be referring to "non-GAAP financial measures" as defined by the SEC. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP can be found in our SEC filings and on the Investor Relations section of our website at www.armstrong.com. Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, net the impact of discrete expenses and income, including, for example plant closures, restructuring actions, and other large unusual items. Net sales includes the impact of foreign exchange rates. Armstrong competes globally in many diverse markets. References to "market" or "share" data are simply estimations based on a combination of internal and external sources and assumptions. They are intended only to assist discussion of the relative performance of product segments and categories for marketing and related purposes. No conclusion has been reached or should be reached regarding a "product market," a "geographic market" or "market share," as such terms may be used or defined for any economic, legal or other purpose.
Basis of Presentation Explanation All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for 2013 was used for all currency translations in 2013 and prior years. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, and other large unusual items. Taxes for normalized Net Income and EPS are calculated using a constant 39% for 2013 results, which are based on the expected full year historical tax rate. Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No No Return on Capital Yes Yes EBITDA Yes Yes What Items Are Adjusted
Agenda 12:15-12:20pm Introduction and Agenda Thomas Waters, Vice President, Treasury and Investor Relations 12:20-12:50pm Strategic Outlook: Retrospective Review & What's Next for Armstrong Matthew Espe, Chief Executive Officer 12:50-2:00pm Value Creation Model and Strategic Priority Review Victor Grizzle, Chief Executive Officer Armstrong Ceilings Mike Shirk, Vice President, Global Architectural Specialties Armstrong Ceilings Tom Mangas, Chief Executive Officer Armstrong Flooring 2:00-2:10pm Break 2:10-2:40pm Financial Performance Review & Mid Cycle Outlook Dave Schulz, Chief Financial Officer 2:40-2:50pm Closing Comments Matthew Espe, Chief Executive Officer 2:50-3:30pm Formal Q&A 3:30-4:30pm Cocktail Reception & Product Display Showcase
Armstrong Overview Matthew Espe Chief Executive Officer, Armstrong World Industries
Management Team Matt Espe, Chief Executive Officer Dave Schulz, Chief Financial Officer Vic Grizzle, Chief Executive Officer Armstrong Ceilings Tom Mangas, Chief Executive Officer Armstrong Flooring Mark Hershey, General Counsel & Chief Compliance Officer Don Maier, SVP Global Operations Ellen Romano, SVP Human Resources Steve Poole, VP Global Business Development & Corporate Communications
Armstrong Highlights 35 Manufacturing Facilities in 8 Countries 30% % of Sales from Innovative New Products Introduced in the Past 5 Years 8,600+ Team Members Worldwide Billion Worldwide Sales 2.7 80% N. American Commercial Distributors have been with AWI for 20+ years 100+ Countries have Armstrong Ceilings or Floors Customer Relationships Worldwide 9,000+ 80 Billion Square Feet of Installed Commercial Space in the US Millions of Installations Globally
As a leader in the design and manufacture of floor and ceiling solutions, these powerful words capture what the company provides to its customers This new platform builds on Armstrong's brand legacy of integrity, quality and trust, and extends it to incorporate its focus on innovation and creativity Through our innovative and sustainable ceiling and flooring solutions, we help our customers expand their design possibilities to create high-functioning, beautiful interiors for homes and commercial office, healthcare, educational and retail spaces around the world Inspiring Great Spaces Building on the power of our brand Branding Video (no longer than 3 minutes)

Armstrong's Global Manufacturing Footprint


#1 in ceilings
Top 4 in floors in the European market
UK
Team Valley
Stafford
GERMANY
Munster
Deimenhorst
Bietigheim
AUSTRIA
Rankwell
#1 in both floors and ceilings in North America
FRANCE
Pontarlier
CANADA
Montreal
#1 in ceilings and Top 3 in floors in China
CHINA
Wujiang
Kunshan
Shanghai
#1 in ceilings in India
USA
St. Helens, OR
Lancaster, PA
Marietta, PA
Beech Creek, PA
Titusville, PA
Lancaster, PA
Stillwater, OK
Jackson, TN
Oneida, TN
Beverly, WV
Warren, AR
South Gate, CA
Pensacola, FL
Kankakee, IL
Somerset, KY
West Plains, MO
Jackson, MS
Vicksburg, MS
Millwood, MV
Hilliard, OH
AUSTRALIA
Braeside
Thomastown
#1 in both floors and ceilings in Australia

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Inspiring Great Spaces™

Key Milestones – Positive Momentum

Armstrong

	2010	2011	2012	2013	2014
Management	New CEO and CFO	New global Ceilings CEO		New CFO and global Flooring CEO Both internal promotions	
Capital Market Activity	Leverage recap and $800M special dividend		$500M special dividend	Armstrong repurchases ~5M shares ($260M)	
Cost Management Initiatives	Announced $150M cost out initiative	Cost out initiative raised to $165M and then $185M	Cost out initiative concluded > $200M in 2012	Delivered over $20M in manufacturing productivity in 2013	
Portfolio Management		Simplex ceilings acquisition (Architectural Specialties)	Divestiture of Cabinets and Patriot flooring distribution businesses	Growth through focus on innovation, product adjacency opportunities, design and environmental leadership	
Organic Investment	Announced organic investment in emerging markets – began construction of 3 plants in China	Announced construction of Ceilings plant in Russia		Completion of Chinese facilities in 2013 and Russian facility in early 2015 Announced North American LVT manufacturing investment with expected completion in 1H 2015	

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Inspiring Great Spaces™
Active and Ongoing Value Creation Matthew Espe Chief Executive Officer, Armstrong World Industries
Protect and grow our North American businesses Invest and grow in key international and emerging markets Optimize our portfolio through ongoing evaluation of strategic opportunities by business, by geography and across the company Seek adjacent opportunities to expand our product line and geographic reach Build on our core competency of driving specifications in the architect and designer communities while working with our distribution partners to create and enhance value Armstrong's Business Priorities
Position company to benefit from recovery in North American residential and commercial construction Customer focused innovation in ceilings and floors Capture new and increased spend in established and growth markets Capital structure and allocation Active and Ongoing Value Creation (CHART) 2013 $3.5 - $3.7 Sales (B) Mid-Cycle Outlook $2.7
Ways to Drive Value Creation North American Recovery Growth in International Markets Innovation in Ceilings and Flooring
Macro Economic Drivers: Key North America Metrics Dodge commercial starts - 20% of our business GDP - Commercial repair and remodel ~80% of our business and is largely GDP driven ABI - best of the forward indicators but timing is problematic, and it only captures large projects US Census data on new home starts Disposable income Unemployment Household net worth Existing home sales Home prices US Commercial Architecture Billings Index US Residential US Home Starts (CHART) (CHART) Index Housing Starts (M)
Leveraging Macro Trends: North America Anticipated multi-year recovery 2014 is an inflection point for the commercial market Expect the beginning of a multi-year recovery based on recent strong new commercial starts Commercial: Residential: New home construction has grown double-digits since 2012 Growth in remodel and repair less than expected Expect new home construction to grow steadily towards 1.5M starts Expect remodel and repair spend to grow towards mid-single digits Market Conditions Review Market Outlook
North American plants located in key distribution areas Over 20 plants in North America - aids in distribution, recycling of product and customer relationships Ability to capitalize on increased volume Current plants are running at ~70% capacity utilization; can support increase in volume A 10% increase in volume would require an increase in production workforce by 2% 35% - 45% margins Enormous base of existing installations creates ability to leverage annuity stream Positioned for a North American Commercial Recovery Our most profitable market - recovery drives strong earnings growth Our most profitable market - recovery drives strong earnings growth Our most profitable market - recovery drives strong earnings growth
Ways to Drive Value Creation North American Recovery Growth in International Markets Innovation in Ceilings and Flooring
Macroeconomic Drivers: International Metrics International commercial macroeconomic market indicators are not as transparent or consistent as North American data Internal knowledge from our leading share position combined with select external indicators provides us with a more informed view GDP - the best predictor of our volumes Euroconstruct data Sector specific data and forecasts Vertical specific forecasts - for emerging markets, but are highly volatile Select International Commercial External Drivers
Macro Trends: Core International Markets UK Sales increased more than expected since 2012, driven by share gains Western Europe Weakness in the North and continued declines in the South Australia Impact of past stimulus dampened demand for 2010 - 2013 Market flat in 2014, modest growth in 2015 and beyond Market Conditions Review Market Outlook Markets bottom in 2014, modest recovery beginning in 2015 Mixed results by segment in 2014
Macro Trends: Emerging Markets Russia Strong volume growth, continued evolution of price and mix since 2012 Changing population demographics driving growth trends Office down in 2014, growth in 2015 & beyond Healthcare and education growth to continue China Double-digit growth in healthcare and education as expected, office disappoints Monitoring market conditions closely India / SE Asia Continued double-digit growth Continued profitable growth of over 10% annually Middle East Good volume growth and continued high price and mix Continued double-digit growth Market Conditions Review Market Outlook
Executing on emerging markets growth investments Three China plants up and running China metal ceilings plant on-line by 2015 Closely monitoring conditions in Russia; on the ground operations continue as normal, plant scheduled to begin shipping Q1 2015 Global manufacturing footprint we need for the coming years is in place Remain confident on benefits of growth in key markets, but timing uncertain We have remained agile to market conditions Ability to redeploy assets based on regional opportunities Positioned for Global Growth Positioned for Global Growth
Ways to Drive Value Creation North American Recovery Growth in International Markets Innovation in Ceilings and Flooring
Dynamic strategy driven by customer needs Deploying NPD, R&D, and technical resources globally to the highest value creation opportunities Development of global and multi- generational product platforms Patent applications increased more than 5x since 2010 Differentiation that is valued by customers = higher margins Innovation is not limited to just new products but extends to "how" we do business Renewed Focus on Innovation Innovation efforts accelerating (CHART) (CHART) * Metric based on % of total sales for products introduced in the last five years. # of Patent Applications % of Sales
Armstrong Ceilings Overview Victor Grizzle Chief Executive Officer, Armstrong Ceilings Armstrong Ceilings Armstrong Ceilings
Inspiring Great Spaces "In most of the great buildings in the world, the ceilings are the most spectacular"
Global Ceilings 22 Manufacturing Facilities in 8 Countries 3,300 Team Members Worldwide Billion Worldwide Sales 1.3 100+ Countries Have Armstrong Ceilings 50,000+ Architect/Designer Relationships 22 Years of Highly Profitable WAVE JV

Armstrong

Global Ceilings Revenue Mix

Commercial vs. Residential


Worldwide market leader in commercial ceiling business
Residential
5%
Commercial
95%

New vs. Remodel


~90% of business in China is new construction
New
35%
Remodel
65%
~80% of business in North America is remodel & refresh

Sales by End-Use Segment



Office **30% - 40%**



Retail **20% - 30%**



Education **15% - 25%**



Healthcare **5% - 15%**

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Inspiring Great Spaces™
(CHART) Geographic and Product Mix 2013 Sales by Geography Total = $1.3B 2013 Sales by Product (CHART) (CHART) Americas EMEA Pacific Rim Architectural Specialties Mineral Fiber Leading share position in all 3 geographies 60% of sales in North America - the core earnings driver of the business Architectural Specialties growth accelerating
Seamless customer relationship - customers buy an Armstrong ceiling system Greater than 100% ROIC Over $225 million in cash dividends to Armstrong from 2011 to 2013 8 Manufacturing plants in 5 countries Products and services help drive specifications and deliver efficiency to contractors WAVE - Armstrong/Worthington 22-Year JV Integral to Armstrong Ceiling business success Integral to Armstrong Ceiling business success Integral to Armstrong Ceiling business success
(CHART) Our Mission To be the best in the world in ceilings solutions...committed to win in the entire ceilings market From: Mineral Fiber Leadership $3 billion market $6 billion market (CHART) Mineral Fiber To: Ceilings Solutions Leadership
Strategic Priorities Go-to-market and fulfillment investments Results 2010 - 2013 Americas EBITDA margin +900 bps Strengthen our position in core markets Position to benefit from commercial recovery Expand margins and drive mix 1 >15% sales CAGR Expanded capacity Build a leadership position in key emerging markets 2 >10% sales CAGR (2011-2013) Margin expansion while investing for growth Build a global leadership position in Architectural Specialties Differentiated capability build-out 3
Global Ceiling Sales and EBITDA Sales up 7% despite flat global volumes EBITDA margins up 350 bps - price, mix, earnings from WAVE and cost improvement Sales and margin growth despite market challenges Sales (M) EBITDA Margin (CHART)
Regional Mix Global improvements led by North America ~20% sales growth in UK, Russia and Middle East Offset by market contraction in Continental Europe Significant Russia plant start- up investment began in 2013 Sales +12% despite lower volumes EBITDA margin expands 900 bps - price, mix, manufacturing productivity, WAVE earnings Growth in India and China offset Australia market decline Remains an investment story to expand sales and manufacturing capacity for region (CHART) (CHART) (CHART) EBITDA margin Sales (M)
China & Russia Investments Growth markets . . . large potential High-end office sector growth below initial expectations in China Second China plant started on time, under budget Russia market and sales growth impacted by current political instability and weakening of the ruble Russia on time/budget . . . online 1Q15 Accretion to ROIC delayed 2 years Investing in local capabilities for a leadership position Alabuga, Russia Wujiang, China
Ceilings Innovation Design Build Occupy Indoor Environmental Quality: Acoustics matching space needs Healthy buildings Energy efficient Design / Visual: Monolithic visuals Unique solutions/specials "Expressive" designs Engineered Solutions: Pre-fabrication Designed for higher productivity Contractor services
Leverage global reach and scale Win specification game Multi-product offering ... 1-stop shopping Supported with design services Remodel opportunity Prepared for demand uptick Capacity to support a 20% increase in volume with a 4% increase in production workforce Our Winning Formula Our Winning Formula
"Freedom Tower" - Conde Nast Recently won the ceilings supply for Conde Nast, an anchor tenant for this iconic building, taking 25% of the floors Why Armstrong: Only company able to combine our acoustical tile, Architectural Specialties and grid solutions to effectively meet customer's challenging needs Provided design services to enable a unique visual Ability to support a compressed construction schedule Case Study: One World Trade Center Case Study: One World Trade Center
Summary Leading global position in ceilings . . . financially stronger than ever Global footprint to leverage for speed efficiency and customer value Innovation leader . . . committed to be Broadest portfolio to meet more of our customers' needs Strong, passionate, loyal employee base . . . committed to win
Architectural Specialties Mike Shirk Vice President, Global Architectural Specialties, Armstrong Ceilings
Architectural Specialties (AS) Overview Enhancing our value to core customers in a differentiated way Specialty ceiling systems targeted at customer need for a design-oriented aesthetic Same customer as mineral fiber ceilings, often combined on the same project Many different materials and product forms Lower volume, higher price, sometimes involving custom design and engineering What Is AS What Makes Armstrong Unique Easiest To Do Business With Global footprint to support global projects Broadest portfolio of on- trend specialty ceiling solutions in the world Consistently high level of quality A "high touch" service model
A Look Back at The Last 2 Years Actions Established a repeatable growth strategy Redeployed resources to most attractive markets Built best team in the industry - 30+ new leaders, organization and talent development Expanded global capabilities - new solutions, advantaged fulfillment, sales excellence Impact Changed the trajectory - from flat sales 2009 - 2011 to double-digit CAGR 2011 - 2013 Broad-based growth - 10 of 13 geographic reporting units with >20% sales growth 2011 - 2013 Expanded margins while investing for future Recent AS Projects Shanghai Center, China Fisht Olympic Stadium, Sochi Russia King Abdulaziz Airport, Saudi Arabia
Exciting New Solutions Recently Launched Rapid innovation model driven by the voice of our customers Concealed Linear Wood: Floating modular panelized wood with several staggered visuals Design Services: Collaborative early design support to help customers realize visions within budgets Blades Concepts: Flowing horizontal 3D wood visuals and translucent color effects Fabric Ceilings: Large-format and point canopy solutions with 3D geometry

Investing in Our Global Footprint

Armstrong


New plant being built for Asia, co-located with new mineral fiber plant
Stafford, UK
Montreal, Canada
Wujiang, China
Montreal, Canada
Stafford, UK
Moscow, Russia
St. Gallen, Switz.
Paris, France
Lancaster, US
Dubai, UAE
Shanghai and Beijing, China
Guangzhou, China (JV)
Mumbai, India
Capability and capacity expansion completed in 2013
Rankweil, Austria
Sydney, Australia
Capability and capacity expansion underway, complete in 1Q14
Armstrong factory
Engineering office

- Over 60 engineers and project managers
- Global strategic supply network
- Evaluating further organic and inorganic investments

Network provides advantaged local service and global leverage

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Inspiring Great Spaces™
The AS Financial Equation Big Penetration Opportunity Attractive Stand-Alone Economics Total Ceilings Portfolio Synergies $2B market opportunity Highly incremental - low cannibalization of existing sales An attractive ROIC-accretive global growth engine Incremental margin% same as total ceilings ROIC% > total ceilings Lower fixed asset intensity Unique multi-product specifications Customer loyalty driver
Architectural Specialties Summary Differentiated approach - deliver enhanced value to our customers Attractive economics - incremental growth, high ROIC, portfolio synergies Strategy is working - changed trajectory in last 2 years, broad-based growth Keeping foot on the accelerator - continued capability buildout, >10% CAGR
Armstrong Flooring Overview Tom Mangas Chief Executive Officer, Armstrong Flooring
Global Flooring 19 Manufacturing Facilities in 4 Countries ~4,800 Team Members Worldwide Billion Worldwide Sales 1.5 8,000,000+ Annual Visitors to Global Websites #1 Flooring Brand in North America 45% % of Sales from Innovative New Products Introduced in the Past 5 Years
Global Flooring Revenue Mix Commercial 40% Residential 60% Total Business (CHART) Remodel 70% New 30% (CHART) Remodel 75% New 25% Commercial Residential Office 5% - 15% Retail 15% - 25% Education 20% - 30% Healthcare 20% - 30% Other 15% - 25% Balanced exposure to Residential and Commercial recovery Sales by End-Use Segment
Geographic and Product Mix 80% of sales in North America - the core earnings driver of the business Mix of Commercial and Residential in North America Residential is a North American business - business outside of North America is all Commercial 2013 Sales by Geography Total = $1.5B 2013 Sales by Product (CHART) (CHART) (CHART)
Global Flooring Total Sales and EBITDA Sales down 3% due to volume declines, product exits in Europe, and divestiture of the Patriot distribution business EBITDA margins improve almost 300 bps despite volume declines and investments in China EBITDA Margin Global Flooring Sales and EBITDA Sales (M) (CHART) Aggressively remixing portfolio to faster growth markets and products while dramatically lowering costs
Resilient Flooring North American performance drives segment profit growth Sales (M) EBITDA Margin Sales down only 2% despite double digit volume declines Margins expand 675 bps despite negative volume leverage (manufacturing productivity, mix and price all improve) Dramatic cost actions have not been sufficient with European downturn Structurally challenged business Sales flat; Weakness in Australia, but China sales +60% EBITDA margins impacted by plant / commercial investment in China and Australian weakness (CHART) (CHART) (CHART)
Wood Flooring Residentially focused business has grown sales from the trough, but housing starts and remodel activity still significantly below long-term averages Margins depressed by low volumes and inflation, manufacturing and mix challenges in 2013 Disappointing profitability in 2013 given 16% sales growth vs. 2012 Sales (M) Wood Sales and EBITDA EBITDA Margin (CHART)
Where To Play: Win in the Healthcare, Education and Retail sectors Dramatically increase share in fast- growing LVT Protect our leading share position in VCT in North America Drive disproportionate sales and profit growth in fast-growing emerging markets Improve profitability of Commercial Sheet platforms Our Strategy - Commercial Flooring Goals: Extend leadership share and returns
Where To Play: Dramatically improve profitability in the Wood segment Significantly increase share in fast- growing LVT Protect our leading share position in Sheet Vinyl Expand accessories and floor care solutions to sweeten the mix Our Strategy - Residential Flooring Goals: Restore wood segment attractiveness and extend leadership share and margins in residential resilient products share and margins in residential resilient products share and margins in residential resilient products share and margins in residential resilient products share and margins in residential resilient products
How To Win: Deliver superior customer and consumer value through best-in-class service, quality and product innovation Reduce non-value-added costs through LEAN approach Win with winning customers Improve gross margins to increase investment in key business drivers Strengthen the product and geographic portfolio to be more structurally attractive Grow a winning organization Our Strategy - Flooring Worldwide Faster innovation, lower costs, stronger customer partnerships Faster innovation, lower costs, stronger customer partnerships Faster innovation, lower costs, stronger customer partnerships
Wood - A Cyclical Business With the right strategy, Wood can deliver above cost of capital through cycle Leadership share in North America; sales still 38% off peak At trough volumes in 2011 and 2012, EBITDA margins were +10% and ROIC was +8% Nearly $50M in commodity inflation in 2013; estimating another $30-$35M in 2014 New strategy to cap production, price for anticipated inflation and drive higher mix paid off in seasonally softer Q1 Sales (M) Wood Sales and EBITDA EBITDA Margin (CHART)
Emerging Market Investments Aggressively responding to softer market conditions with countermeasures Thesis - 2010 Enormous and fast growing market opportunity in China, Southeast Asia and India Healthcare and Education growing faster than the overall market Evolution of building standards drives conversion to resilient flooring 2010 - 2013 Market volume growth below initial expectations Invested in sales and marketing resources and grew sales in China 60% Market share in China to #2 from #4 on commercially specified jobs China investments were expected to be ROIC accretive in 2015. Now expected to be accretive in 2017 Actions More aggressive sales and marketing actions in Southeast Asia Sustaining investment in SG&A as we still believe in the growth and profitability opportunity Reevaluating global supply chain to benefit from lower cost Commercial Sheet production in China
Innovation in Commercial Flooring Innovation is driving value creation Customer preferences driving New Product Development (NPD) efforts New to market installation methods provide added value Breakthrough coatings to extend product life and reduce maintenance Natural Creations (LVT) Migrations Tile (BBT) Linoleum Global new product development focus will bring bigger product innovations to more markets faster
Innovation in Residential Flooring Luxe(tm)- Luxury Vinyl Plank Alterna(tm) - Engineered Stone American Scrape(tm) - Hardwood CushionStep(tm)- Vinyl Fiberglass Sheet Driving style and design for unique realistic visuals Differentiated fastening technologies are faster and easier to install and repair Proprietary texturing process creates an authentic hand crafted look Proprietary technology replicates the detail, texture and variation of natural stone Design, styling, materials and performance drive consumer purchases
Innovation in Installation and Durability TRUESHIELD(tm) is a hydrophobic coating for homogeneous sheet flooring Reduces maintenance costs Lower cost of ownership Resists scuff, stain & scratch TRUESHIELD(tm) FLIP(tm) FasTak iset(tm) First-to-market with meaningful solutions FLIP(tm) is a hand-held spray adhesive Permanent & Fast drying FasTak(tm) & iset(tm) are factory applied adhesive systems for residential and commercial LVT Immediate occupancy, no wet glue Fast & easy install, repair, and replace
LVT is the fastest growing product in the resilient flooring segment Armstrong realizing double digit growth Category has reached the scale where manufacturing vs. sourcing makes sense $41M capital investment within existing Lancaster, PA floor site to produce ~$150M of products High IRR investment enabling share gain, cost savings, better customer service and lower working capital Luxury Vinyl Tile Luxury Vinyl Tile Luxury Vinyl Tile
Retail Case Study - Why Armstrong Product Solutions • Design Leadership • Brand Recognition LVT in all stores / BBT in most stores Bamboo & striated visual Environmental statement (bio-based tiles) Local access, fast installation and easy to maintain Partnership Consultative • Service• Reliability 2012: Striations bio-based tile as a prototype 2013: Over 420 stores refurbished 2014: Planning over 460 locations (continued expansion 2015) Sector: Refresh drives traffic - likely source of pent up demand
Armstrong in Healthcare Respected Healthcare (HC) Solutions Armstrong brand and service well respected globally Medintech(r) and Medintech Plus(r) are recognized HC standards Armstrong linoleum, homogeneous and heterogeneous flooring are known for HC performance and design Brand promise and product performance command premium Armstrong Recognized as HC Standard Armstrong product innovations meet functionality needs: Heavy load compatibility, sanitary guidelines, energy efficiency, superior coatings, non-intrusive maintenance Global Demand Asia and Middle East growth includes HC expansion with public and private resources Competition in HC industry drives remodel and renovation Private Hospital, Shanghai, China (Phase I) Phoenix Children's Hospital, Phoenix, AZ Healthcare expansion and remodel provides global opportunity
Resilient flooring is a valuable franchise with significant incremental margins Executing our plan to restore Wood structural attractiveness Driving strong growth in emerging markets Better utilizing our global footprint to lower costs and speed innovation Clear strategies to win Armstrong Flooring Products - Summary
Financial Summary Dave Schulz Chief Financial Officer, Armstrong World Industries
Positioned to benefit from North American commercial recovery Capture growth in established international and emerging markets Maintain a flexible balance sheet to execute opportunistic acquisitions Generate significant free cash flow to fund investments and return value to shareholders Focused on Value Creation ROIC is our key long-term financial metric
(CHART) EBITDA History Discrete cost-out program 2010 - 2012 drove over $200M of savings in SG&A and Manufacturing Significant volume erosion since peak earnings $400 $370 $310 ($430) ($195) $105 $15 ($50) $215 *Bridge figures rounded to nearest $5M EBITDA History 2006 - 2013
Created and maintained an efficient balance sheet Prioritized investments in capital expenditures to drive global growth Returned surplus cash via special dividends and share repurchase Cash generation aided by low cash tax rate from Chapter 11 Net Operating Loss (NOL) carry-forward (CHART) Cash Flow History Significant cash investments and returns to shareholders $1,180 $135 (Millions) *Bridge figures rounded to nearest $5M Cash Flow History 2009 - 2013 Includes $275M of strategic investments
Balance Sheet - 3/31/14 Well positioned and efficient balance sheet Net Debt $975M LTM EBITDA $370M Leverage 2.6x No significant maturities until 2018 Considerable covenant headroom Recent ratings upgrade to BB (positive) from S&P Sufficient liquidity at seasonal low- point Fully funded US pension plan; no contributions in >20 years Current Leverage (CHART) (CHART)
Mid-Cycle Outlook Volumes in North America and Europe down >30% from peak in 2007 Price and mix gains partially mask the severity of the downturn "Mid Cycle" occurs when market conditions support recovery of 2/3 of volume vs. peak in 2007 Timing of end-use sector likely to be uneven Residential leads Office then retail follow Healthcare and education lag Market recovery key to sales and profit rebound *Data lagged to correspond to timing of Armstrong sales (CHART) Non-Residential Starts (M sq ft) Housing Starts (K)
Mid-Cycle Sales Market recovery Continued price and mix gains Outsized sales growth in emerging markets and via Architectural Specialties Significant volume growth opportunities, plus price and mix (CHART) $2.6 $2.7 $3.5 - $3.7 $3.3
Sales drives profitability via volume recovery and continued price and mix gains Cost reduction activities enhance incremental margins to 25% - 45% Investments in China, Russia and LVT boost future profitability - aided by elimination of startup costs Mid-cycle includes an incremental $80M of non-cash U.S. pension expense versus the 2007 earnings peak Anticipate free cash flow of $300 - $350M (CHART) Mid-Cycle EBITDA Multiple drivers of future profitability growth and cash flow $430 $310 $370 ~$750
Acquisition Strategy Target acquisitions: Enhance our strategic and competitive position in ceilings and flooring Accelerate top and bottom-line growth Open to expansion into other product categories ROIC accretive
Free cash flow will increase significantly as plant builds wind down in early 2015 Partially offset by increased US cash taxes as foreign tax credits are consumed in 2014 and 2015 Prioritize use of capital Capital expenditures to drive organic growth Acquisitions Return value to shareholders (dividends and/or share repurchases) Target 2 - 3x net leverage on trailing 12-month EBITDA Capital Deployment Future cash distributions likely to be less episodic than in the past
Closing Comments Matthew Espe Chief Executive Officer, Armstrong World Industries
Protect and grow our North American businesses Invest and grow in key international and emerging markets Optimize our portfolio - ongoing evaluation of strategic opportunities by business, by geography and across the company Seek adjacent opportunities to expand our product line and geographic reach Build on our core competency of driving specifications in the architect and designer communities while working with our distribution partners to create and enhance value Armstrong's Business Priorities Armstrong's Business Priorities
Armstrong World Industries Appendix Appendix
Armstrong Attendees Speakers Matthew Espe, Chief Executive Officer Dave Schulz, Chief Financial Officer Victor Grizzle, Chief Executive Officer Armstrong Ceilings Thomas Mangas, Chief Executive Officer Armstrong Flooring Michael Shirk, VP, Global Architectural Specialties Armstrong Ceilings Thomas Waters, VP, Treasury & Investor Relations Armstrong Ceilings Charlie Chiappone, CEO, WAVE David Cookson, SVP, Americas Armstrong Ceilings Russell Mitchell, SVP of Global Technologies Armstrong Ceilings Joann Davis Brayman, VP, Americas Commercial Marketing Armstrong Ceilings

Armstrong Attendees

Armstrong Flooring

- Dennis Schemm, VP, Global Finance Armstrong Flooring
- Dominic Rice, VP & GM, North America Commercial Armstrong Flooring
- Charles Grogan, VP, Global Operations Armstrong Flooring
- Tom Ellis, VP, Global Commercial Marketing Armstrong Flooring
- Mara Villanueva-Heras, VP, Residential Marketing Armstrong Flooring
- Denise Bird, GM, Global New Product Development Armstrong Flooring

Corporate

- Ellen Romano, SVP, Human Resources
- Don Maier, SVP, Global Operations
- Steve Poole, VP, Global Business Development & Corporate Communications
- Mark Hershey, General Counsel & Chief Compliance Officer
- Chris Parisi, VP & Assoc. General Counsel Corporate Governance
- Jennifer Johnson, Sr. Mgr., Global Corporate Communications & Public Affairs
- Kristy Rohrbaugh, Mgr., Investor Relations
- Leighann Tully, Finance Assoc., Investor Relations

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Inspiring Great Spaces™

In July 2010, Matthew J. Espe was appointed CEO of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. He brings 30 years of experience in sales, marketing, distribution and management in global manufacturing businesses to Armstrong from his previous position at Ricoh Americas Corporation, a subsidiary of Ricoh Company, Ltd., where he served as Chairman and CEO. Prior to this role, Mr. Espe was Chairman and CEO of IKON Office Solutions, Inc., a $4 billion office equipment distributor and services provider with 24,000 employees. The company was acquired by Ricoh in 2008. Before joining IKON in 2002, Mr. Espe was president and CEO of GE Lighting. In a career that spanned 22 years there, he managed multiple functional areas, including sales, marketing, distribution and manufacturing as well as management within several business units. Along with a wealth of experience, he also brings a finely-tuned global perspective, having led businesses in Europe, Asia and North America. Mr. Espe is also a member of the board of Unisys Corporation. He is an active volunteer and member of the board of United Way of Southeastern Pennsylvania. He graduated from the University of Idaho and has an MBA from Whittier College. Matthew J. Espe Chief Executive Officer
David S. Schulz is senior vice president and CFO of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. Mr. Schulz joined Armstrong in 2011 as vice president, finance for Armstrong Building Products. Prior, he served as CFO of Procter & Gamble Company's Americas snacks division, and from 2008 to 2009 as the finance director for the Coffee business unit of the J.M. Smucker Co. following the merger of P&G's Folgers Coffee Co. with Smucker. His experience covers a wide range of finance leadership positions encompassing operational finance, planning and analysis, mergers and acquisitions, and financial reporting. Well known as a strong business partner, Mr. Schulz actively engages with other functions to drive improvement. Prior to joining Procter & Gamble, Mr. Schulz was an officer in the United States Marine Corps. He earned his bachelor's degree in finance from Villanova University in 1987 and a master's degree in management from the U.S. Naval Postgraduate School in 1993. David S. Schulz Chief Financial Officer Chief Financial Officer
Victor "Vic" Grizzle is executive vice president and CEO, Armstrong Ceilings, in Lancaster, Pennsylvania. Mr. Grizzle has 23 years of experience in process improvement, sales, marketing and global business leadership. He comes to Armstrong from Valmont Industries, a $2 billion global leader of infrastructure support structures for utility, telecom and lighting markets, and manufacturer of mechanized irrigation equipment for large scale farming, where he was group president of Global Structures, Coatings and Tubing since 2005. Prior to Valmont, Mr. Grizzle was president of the commercial power division of EaglePicher Corporation, a $700 million diversified manufacturer and marketer of advanced technology and industrial products for space, defense, automotive, filtration, pharmaceutical, environmental and commercial applications. Before that, he spent 16 years at General Electric Corporation. Mr. Grizzle graduated from California Polytechnic University with a Bachelor of Science in Mechanical Engineering. Victor Grizzle Chief Executive Officer Armstrong Ceilings
Thomas B. Mangas is executive vice president and CEO of Armstrong Floor Products Worldwide, in Lancaster, Pennsylvania. Mr. Mangas joined Armstrong in February 2010 as senior vice president and Chief Financial Officer. In November of 2013, he was appointed executive vice president and CEO of Armstrong's global flooring business. Prior to Armstrong, he was vice president and CFO of the $28 billion beauty and grooming business of Procter & Gamble Co. after a steady progression of finance roles at that company. He has broad domestic, international and global experience including implementing tough cost management initiatives, exploiting new growth opportunities, product innovation, acquisition integration, strategic planning, resource allocation, and organization development. He earned his bachelor's degree in Economics and History from the University of Virginia in 1990. Thomas B. Mangas Chief Executive Officer Armstrong Flooring
Michael F. Shirk is Vice President, Worldwide Architectural Specialties, of Armstrong World Industries, Inc., and he is based in Lancaster, PA. Mr. Shirk became Vice President, Worldwide Architectural Specialties in July 2011 and has responsibility for developing and growing the specialty ceilings business globally. Mr. Shirk joined Armstrong in late 2009 as Vice President, Business Development. He came to Armstrong from Bain and Company, where he led a variety of strategy and performance improvement programs in the industrials, technology and consumer products industries. Prior to Bain, he worked at Lockheed Martin Corporation in various sales, operations and engineering roles. Mr. Shirk is a member of the Board of The High Companies, a diversified industrial manufacturer and commercial real estate company. He earned a BS in Mechanical Engineering from Bucknell University, an MS in Mechanical Engineering from University of Pennsylvania and an MBA from MIT's Sloan School of Management. Michael F. Shirk VP, Global Architectural Specialties Armstrong Ceilings VP, Global Architectural Specialties Armstrong Ceilings
Thomas J. Waters is Vice President, Treasury and Investor Relations of Armstrong World Industries, Inc. Mr. Waters joined Armstrong in 1998 as Manager, Capital Markets. Since then he has held the positions of Director of Investor Relations, General Manager of Finance and IT for Building Products Europe, General Manager Financial Planning and Analysis for North American Floor Products. He was named Treasurer in 2008, and added investor relations responsibilities in 2010. Prior to Armstrong, Mr. Waters worked for American Airlines in Dallas, TX in both Treasury and Operational Finance roles. Mr. Waters earned a BA from Binghamton University, and a MBA from the Walter A. Haas School of Business at the University of California, Berkeley. Thomas J. Waters VP, Treasury & Investor Relations VP, Treasury & Investor Relations
Kristy Rohrbaugh is Investor Relations Manager of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. Ms. Rohrbaugh became Investor Relations Manager in December of 2010 and has responsibility for managing all external investor communications. Ms. Rohrbaugh joined Armstrong in November of 2008 as External Reporting Manager. Prior to Armstrong, Ms. Rohrbaugh spent over 5 years in public accounting as an auditor and advisor to clients in the construction engineering, banking, utility, and manufacturing industries with a focus on SEC reporting and Sarbanes-Oxley compliance. Ms. Rohrbaugh is also a Certified Public Accountant and member of the AICPA. She previously served as Treasurer of the York Hospital Auxiliary, a Wellspan affiliated non-profit organization. Ms. Rohrbaugh earned a bachelor of science with dual degrees in Business Administration and Accounting, and an MBA from York College of Pennsylvania. Kristy S. Rohrbaugh Manager, Investor Relations Manager, Investor Relations
Investor Relations Contact Information Kristy Rohrbaugh, CPA, MBA Investor Relations Manager Armstrong World Industries 2500 Columbia Avenue Lancaster, PA 17604 P: 717-396-6354 F: 717-396-6128 E: ksrohrbaugh@armstrong.com Thomas J. Waters VP, Treasury and Investor Relations Armstrong World Industries 2500 Columbia Avenue Lancaster, PA 17604 P: (717) 396-6354 F: (717) 396-6136 E: tjwaters@armstrong.com